UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2025

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 402-7821

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Capital City Bank Group, Inc. (the “Company”) held its 2025 Annual Meeting of Shareowners on April 22, 2025 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted on at the Annual Meeting.

1.	The following directors were elected for a term to expire at the 2026 annual meeting and until their successors are elected and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast were as follows:

	For	Against	Abstain	Broker Non-Votes
Robert Antoine	11,110,542	911,475	7,054	2,934,159
Thomas A. Barron	11,984,301	41,374	3,396	2,934,159
William F. Butler	11,163,592	861,439	4,040	2,934,159
Stanley W. Connally, Jr.	10,574,006	1,451,025	4,040	2,934,159
Marshall M. Criser III	11,163,869	861,358	3,844	2,934,159
Kimberly A. Crowell	11,162,843	862,356	3,872	2,934,159
Bonnie J. Davenport	11,379,824	642,389	6,858	2,934,159
William Eric Grant	11,103,998	921,508	3,565	2,934,159
Laura L. Johnson	10,703,002	1,308,904	17,165	2,934,159
John G. Sample, Jr.	11,173,905	851,125	4,041	2,934,159
William G. Smith, Jr.	11,931,581	74,094	23,396	2,934,159
Ashbel C. Williams	11,904,711	120,488	3,872	2,934,159

2.	Shareowners ratified the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year. The number of votes cast were as follows:

For	Against	Abstain
14,883,496	76,393	3,341

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	April 25, 2025	By:	/s/ Jeptha E. Larkin
Jeptha E. Larkin,
Executive Vice President
and Chief Financial Officer